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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 23, 2002

ValueClick, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-30135	77-0495335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4360 Park Terrace Drive, Suite 100 Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 575-4500
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

ITEM 2. Acquisition or Disposition of Assets

        On May 23, 2002, we issued a press release announcing the completion of our acquisition of Be Free, Inc. pursuant to the Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. Under the terms of the merger agreement, Bravo Acquisition I Corp., a wholly-owned subsidiary of ValueClick, was merged with and into Be Free and Be Free survived as a wholly-owned subsidiary of ValueClick.

        Under the terms of the merger agreement, Be Free stockholders received 0.65882 shares of ValueClick common stock for each share of Be Free common stock. ValueClick issued a total of approximately 44.4 million shares of its common stock for all the outstanding stock of Be Free. In addition, ValueClick assumed Be Free options to purchase approximately 4.2 million shares of ValueClick common stock.

        The purchase price and the other terms and conditions of the merger were negotiated over a period of approximately four months between representatives of ValueClick and Be Free. The merger agreement was approved by the Boards of Directors of both ValueClick and Be Free on March 10, 2002. The consummation of the merger followed the Annual Meeting of Stockholders of Be Free held on May 22, 2002 and the Annual Meeting of Stockholders of ValueClick held on May 23, 2002 at which the requisite stockholder approval was obtained for the merger.

        The offer and sale of ValueClick common stock under the merger agreement was registered under the Securities Act of 1933 pursuant to ValueClick's Registration Statement on Form S-4, as amended (Registration No. 333-84802) ("Registration Statement"), filed with the Securities and Exchange Commission (the "SEC") and declared effective on April 15, 2002. The Joint Proxy Statement/Prospectus of ValueClick and Be Free included in the Registration Statement (the "Joint Proxy Statement/Prospectus") contains additional information about this transaction.

        In accordance with the terms of the merger agreement, Gordon B. Hoffstein, Samuel P. Gerace, Jr. and Jeffrey F. Rayport, members of the Be Free board prior to the acquisition, have been appointed to serve on the ValueClick board and then-existing ValueClick directors Ira Carlin, Jeffrey E. Epstein and Robert D. Leppo have stepped down from the board.

        The foregoing descriptions of the terms of the merger agreement do not purport to be complete statements of the parties' rights and obligations thereunder, and are qualified in their entirety by reference to the definitive merger agreement and related documents and agreements, copies of which are attached as exhibits hereto and the contents of which are incorporated herein by reference. Certain additional matters relating to the merger are described in ValueClick's press release dated May 23, 2002 which is attached as Exhibit 99.1 hereto and the contents of which are also hereby incorporated herein by reference.

ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits

  (a)
  Financial Statements of Business Acquired.

    This Form 8-K includes as an exhibit audited consolidated financial statements of Be Free for the year ended December 31, 2001 and unaudited consolidated financial statements for the three months ended March 31, 2002.

  (b)
  Pro Forma Financial Information.

    This Form 8-K includes as an exhibit unaudited pro forma combined financial information for ValueClick and Be Free for year ended December 31, 2001 and for three months ended March 31, 2002.

  (c)
  Exhibits.

Exhibit No.	Item
2.1	Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of ValueClick's Current Report on Form 8-K filed on March 12, 2002 with the SEC).
99.1	Press Release disseminated May 23, 2002. (Incorporated herein by reference to Exhibit 99.1 of ValueClick's Current Report on Form 8-K filed on May 24, 2002 with the SEC).
99.2
Audited Consolidated Financial Statements of Be Free, Inc. for the year ended December 31, 2001, incorporated by reference from Be Free's Annual Report on Form 10-K for the year ended December 31, 2001 and incorporated herein by reference.
99.3
Unaudited Consolidated Financial Statements of Be Free, Inc. for the three months ended March 31, 2002, incorporated by reference from Be Free's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and incorporated herein by reference.
99.4
ValueClick and Be Free unaudited pro forma combined consolidated financial information for the year ended December 31, 2001, incorporated by reference from Pre-Effective Amendment No. 1 to ValueClick's Registration Statement on Form S-4 (Registration No. 333-84802), as filed with the Securities and Exchange Commission on April 12, 2002 and incorporated herein by reference.
99.5	ValueClick and Be Free unaudited pro forma combined consolidated financial information for the three months ended March 31, 2002.
99.6	Consent of PricewaterhouseCoopers LLP

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VALUECLICK, INC.
Date: August 7, 2002	By:
/s/ SAMUEL PAISLEY Samuel Paisley Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Item
2.1	Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of ValueClick's Current Report on Form 8-K filed on March 12, 2002 with the SEC).
99.1	Press Release disseminated May 23, 2002. (Incorporated herein by reference to Exhibit 99.1 of ValueClick's Current Report on Form 8-K filed on May 24, 2002 with the SEC).
99.2
Audited Consolidated Financial Statements of Be Free, Inc. for the year ended December 31, 2001, incorporated by reference from Be Free's Annual Report on Form 10-K for the year ended December 31, 2001 and incorporated herein by reference.
99.3
Unaudited Consolidated Financial Statements of Be Free, Inc. for the three months ended March 31, 2002, incorporated by reference from Be Free's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002 and incorporated herein by reference.
99.4
ValueClick and Be Free unaudited pro forma combined consolidated financial information for the year ended December 31, 2001, incorporated by reference from Pre-Effective Amendment No. 1 to ValueClick's Registration Statement on Form S-4 (Registration No. 333-84802), as filed with the Securities and Exchange Commission on April 12, 2002 and incorporated herein by reference.
99.5	ValueClick and Be Free unaudited pro forma combined consolidated financial information for the three months ended March 31, 2002.
99.6	Consent of PricewaterhouseCoopers LLP

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  ITEM 2. Acquisition or Disposition of Assets
  ITEM 7. Financial Statements, Pro Forma Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX